SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 15, 2004
(date of earliest event reported)

HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I
(Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION
(Administrator of the Trust) (Exact Name as specified in its charter)
Delaware	0-23942	36-1239445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 Sanders Road Prospect Heights, IL 60070
(Address of Principal Executive Office of Administrator) (Zip Code)

Administrator's telephone number, including area code (847) 564-5000

Item 7. Financial Statements, Pro Forma Financial

Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

8.1 Tax Opinion of McKee Nelson LLP

23.1 Consent of McKee Nelson LLP (Included in Exhibit 8.1)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator on behalf of Household Affinity Credit Card Master Note Trust I has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSEHOLD FINANCE CORPORATION

As Administrator of and on behalf of

HOUSEHOLD AFFINITY CREDIT CARD MASTER

NOTE TRUST I

By: /s/ B. B. Moss, Jr.

Name: B. B. Moss, Jr.

Title: Vice President & Treasurer

Dated: January 15, 2004

Exhibit Index

Exhibit Page

8.1 Tax Opinion of McKee Nelson LLP

23.1 Consent of McKee Nelson LLP (Included In Exhibit 8.1)